UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
On May 5, 2015, the stockholders of Quidel Corporation (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to increase the aggregate number of shares of common stock which the Company will have authority to issue from 55,000,000 to 102,500,000 shares, by increasing the total number of authorized common shares from 50,000,000 to 97,500,000 and the total number of authorized voting common shares from 47,500,000 to 95,000,000. To give effect to this amendment, on May 5, 2015, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 5, 2015, the Company held its Annual Meeting of Stockholders at 8:30 a.m. local time at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130. The following matters were voted upon at the meeting:
Proposal No. 1
The Company’s stockholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Brown	25,891,473	73,624	6,278,937
Douglas C. Bryant	25,846,618	118,479	6,278,937
Kenneth F. Buechler	24,316,001	1,649,096	6,278,937
Rod F. Dammeyer	25,885,373	79,724	6,278,937
Mary Lake Polan	25,808,943	156,154	6,278,937
Mark A. Pulido	24,253,231	1,711,866	6,278,937
Jack W. Schuler	22,875,751	3,089,346	6,278,937
Kenneth J. Widder	24,321,726	1,643,371	6,278,937
Proposal No. 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
31,787,470	438,773	17,791
Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,589,824	344,488	30,785	6,278,937
Proposal No. 4
The Company’s stockholders approved the amendment of the Quidel Corporation Restated Certificate of Incorporation to increase the number of authorized shares of capital stock:

Votes For	Votes Against	Abstentions
31,305,965	836,054	102,015

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Quidel Corporation, effective as of May 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015

QUIDEL CORPORATION

By:	/s/ Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	SVP, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Quidel Corporation, effective as of May 5, 2015.

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